Exhibit 10.24

This document constitutes

part of a prospectus covering

securities that have been registered

under the Securities Act of 1933

PROSPECTUS

Description of

CLEAR CHANNEL

EMPLOYEE EQUITY INVESTMENT PROGRAM

Dated July 30, 2008

This memorandum summarizes the Clear Channel Employee Equity Investment Program and has been prepared to describe the risks of holding the securities described herein but does not purport to be a complete description and is qualified in its entirety by the full text of the Investor Agreement. In choosing to subscribe for the securities of CC Media Holdings, Inc., the parent of Clear Channel Communications, Inc. (“Parent”), you must rely on your own examination of Parent, Clear Channel Communications, Inc., and its subsidiaries, the transactions (as described herein), and the terms of participation, including the merits and risks involved. Persons participating in the Program should not construe the contents of this memorandum or any prior or subsequent communications, whether written or oral, as investment, tax or legal advice. You should consult your own attorney, investment, tax or other advisor as to legal, investment, business, tax or other advice.

This information is being provided confidentially to you so that you may consider equity participation in Parent by acquiring the securities described herein. Neither Parent nor Clear Channel Communications, Inc., has authorized its use for any other purpose. This memorandum may not be copied or reproduced in whole or in part. You may not distribute this memorandum or disclose its contents except as necessary to discuss your participation with your legal, investment, business or tax advisors. By accepting delivery of this memorandum, you agree to these restrictions.

TABLE OF CONTENTS

A. INTRODUCTION	3

The Program	3

The Transaction	4

Basic Questions and Answers about the Program	4

B. INVESTMENT RISKS	8

C. CERTAIN INFORMATION CONCERNING THE COMPANY	13

D. DESCRIPTION OF THE PROGRAM	13

Nature and Purpose	13

Eligibility and Participation	14

Administration	14

Acquisition of Common Stock	14

One-Time Offer	15

Amendment and Termination	15

E. INVESTOR AGREEMENT AND RELATED MATTERS	16

CLEAR CHANNEL

EMPLOYEE EQUITY INVESTMENT PROGRAM

A. INTRODUCTION

This confidential memorandum (the “Memorandum”) has been prepared on a confidential basis solely for use by certain employees of Clear Channel Communications, Inc. (“Clear Channel” or the “Company”) and its subsidiaries who have been given the opportunity to, and may choose to, subscribe for Class A common shares of CC Media Holdings, Inc. (“Parent”), the parent corporation of the entity that merged with and into Clear Channel in the transaction described below. Following the merger, Clear Channel will continue its corporate existence as a subsidiary of Parent, with the same name: Clear Channel Communications, Inc. To avoid confusion and to differentiate between Clear Channel pre-merger and Clear Channel post-merger, the entity that will merge with and into Clear Channel in the merger, and Clear Channel following the merger, are referred to in this Memorandum as “CCU.”

The Program

Parent established the Employee Equity Investment Program (referred to herein as the “Program”) to promote the growth and success of CCU and its subsidiaries by offering certain employees a one-time opportunity to acquire shares of stock in Parent.

This Memorandum summarizes the Program but does not purport to be a complete description and is qualified in its entirety by the full text of the investor agreement (the “Investor Agreement”). All persons who decide to participate must sign and return to Parent the Investor Agreement as described below. Persons participating in the Program should not construe the contents of this Memorandum or any prior or subsequent communications, whether written or oral, as investment, tax or legal advice. You should consult your own attorney, investment, tax or other advisor as to legal, investment, business, tax or other advice.

The Program is not subject to any provision of the Employee Retirement Income Security Act of 1974, as amended.

The Transaction

On November 16, 2006, Clear Channel entered into an Agreement and Plan of Merger with BT Triple Crown Merger Co., Inc., or “CCU,” a wholly-owned subsidiary of Parent, and others pursuant to which CCU merged with and into Clear Channel, with Clear Channel continuing as the surviving corporation and becoming a wholly-owned subsidiary of Parent (the “Merger”). (The Agreement and Plan of Merger, as amended on April 18, 2007, May 17, 2007 and May 13, 2008 is referred to herein as the “Merger Agreement”.) Throughout this Memorandum, the entity, Clear Channel, is referred to as “CCU” for all periods following the closing of the Merger. Upon the closing of the Merger, Thomas H. Lee Equity Fund VI, L.P., and certain affiliated funds, together with Bain Capital (CC) IX, L.P., and certain affiliated funds (collectively, the “Majority Stockholders”) and other investors became equity investors in Parent. CCU merged with and into Clear Channel in the Merger. The Majority Stockholders have acquired an indirect controlling interest in Clear Channel through their investment in Parent.

This Memorandum does not constitute an offer to sell, or the solicitation of an offer to buy, the securities to which this Memorandum relates in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction.

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this Memorandum is truthful or complete. Any representation to the contrary is a criminal offense. All descriptions of agreements herein or attached as exhibits hereto are summaries only, and you are encouraged to read each of such agreements and documents for a full understanding of their terms.

The information in this Memorandum is current only as of the date on the cover, and the business or financial condition and other information in this Memorandum may change after that date. All references to time herein refer to eastern standard time (“EST”).

Basic Questions and Answers about the Program

Q:	What is the purpose of the Program?

A:	The Program is intended to incentivize certain employees of CCU, Clear Channel Outdoor Holdings, Inc. (“CCO”) and their subsidiaries, to promote the growth and success of CCU, CCO, and their subsidiaries by offering a one-time opportunity to acquire Class A common shares in Parent by investing cash. This investment opportunity is more fully described in the Investor Agreement, which is enclosed. You should carefully review that document, along with this Memorandum and all other documents given to you in connection with the Program prior to making your investment decision.

Q:	Who is selling the shares of Parent stock under the Program?

A:	Parent is selling the shares.

Q:	What shares are being offered?

A:	Parent is offering you the one-time opportunity to purchase Class A common shares.

Q:	How much will I have to pay for the shares?

A:	The price per share will be equal to the fair market value of the shares as of the closing of the Merger. The Parent shares are being offered under the Program through the Investor Agreement, which is enclosed. The Parent Board of Directors has made a good faith determination that the price per share paid by the Majority Stockholders, or $36.00, is the fair market value of the shares as of the closing of the Merger.

Q:	How much must I invest to participate in the Program?

A:	You may purchase Parent shares under this one-time offer to acquire shares by subscribing for a minimum of 100 shares, which is equal to a minimum commitment of $3,600. Because only 416,667 shares are available for purchase under the Program, if total number of shares subscribed for under the Program is greater than 416,667, each participant will receive a pro rated number of the shares for which he or she subscribed. This means that you may receive fewer shares than the number for which you subscribe on the enclosed Investor Agreement. If you receive only a pro rated portion of your subscription amount, you will receive a refund equal to the price per share times the number of shares by which your subscription amount was reduced.

Q:	How long do I have to make my decision?

A:	As more fully described in the Investor Agreement, your Investor Agreement, including the attached acceptance form (the “Acceptance Form”) must be received by Parent no later than 5:00 p.m. EST on August 27, 2008. You may submit these documents via email or fax; however, the original versions of any documents faxed or emailed must be received by Parent no later than 5:00 p.m. EST on Wednesday, September 3, 2008.

Q:	How can I pay for my shares?

A:	You can pay for your shares in cash (by wire transfer or personal check).

Q:	How and when do I deliver payment?

A:	Any cash payment for the shares you wish to purchase should be wired to Parent’s account by 5:00 p.m. EST on August 27, 2008 to the account at Bank of America that has been set up to facilitate the purchase of shares under the Program. The information that you will need to wire payment to this account is set forth below:

Acct Name:	CC Media Holdings, Inc.
Bank:	Bank of America
ABA:	#26-009-593
Acct:	#004621206292
Ref:	ESPP

Please make sure that your name is clearly referenced in the wire instructions in order to make sure your cash payment is properly matched to your requested investment.

Please refer any questions and/or comments regarding wire payments to Cathy Johnson (210) 832-3312 or Cindy Stoltz (210) 832-3540.

If you are paying by check, you should attach your check to your Investor Agreement, which must be delivered by 5:00 p.m. EST on August 27, 2008. You may also send a check after you submit you Investor Agreement, payable to CC Media Holdings, Inc.; however, your check must be received at the following address no later than 5:00 p.m. EST on August 27, 2008.

CC Media Holdings, Inc.

c/o Clear Channel Communications, Inc.

200 East Basse Road

San Antonio, TX 78209

Attention: Retirement Benefits Department

Q:	What documents will I need to sign and return by 5:00 p.m. EST on August 27, 2008 to purchase shares?

A:	If you have decided to subscribe, you should complete and return the Investor Agreement, Acceptance Form and Form W-9 (or, if you are not a United States citizen and are otherwise ineligible to use Form W-9, Form W-8BEN). Please review the Investor Agreement for information regarding the subscription process, including important information regarding the deadline for subscription. The Investor Agreement contains certain representations, warranties and acknowledgements, including an acknowledgment that there will be restrictions on your ability to transfer the Parent shares you are acquiring and certain other significant restrictions on your shares. The terms of these documents are more fully described below.

You may submit these documents via email or fax; however, the original versions of any documents faxed or emailed must be received by the Parent at the address below no later than 5:00 p.m. EST on Wednesday, September 3, 2008.

CC Media Holdings, Inc.

c/o Clear Channel Communications, Inc.

200 East Basse Road

San Antonio, TX 78209

Attention: Retirement Benefits Department

Q:	Where can I find more information about Parent and the Program?

A:	Information can be found in the filings to the Securities Exchange Commission, including the Form S-4 filed by Parent on June 2, 2008 (referred to herein as the “S-4”). Additional information about the Program can be found in the enclosed Investor Agreement. If you would like further information about Parent, CCU and/or the Program, you may contact the Retirement Benefits Department by telephone at 210-832-3800 or email at espp@clearchannel.com.

B. INVESTMENT RISKS

The following is a description of certain of the risks associated with an acquisition of shares of Parent Class A common stock. You should be aware that participation in the Program involves substantial associated risks, including, among others, those set forth below. The following risks and uncertainties could materially adversely affect Parent, an investment in Parent’s Class A common stock and/or Parent’s business, Parent’s financial condition or operating results (as well as all forecasts, projections and illustrative returns) and the value of Parent’s Class A common stock. For a description of additional factors that may adversely affect Parent’s business, you should refer to the “Risk Factors” section of the S-4. You are urged to review the risk factors set forth in the S-4.

You must make your own investment decision.

By executing the Investor Agreement, you acknowledge and agree, among other things, that (i) you have been provided with such information as you deem necessary to evaluate the merits and risks of investing in the Program (including, without limitation, such financial and other information regarding Parent, CCU, and their subsidiaries) and have been afforded the opportunity to ask such questions as you deem necessary of, and to receive answers from, representatives of Parent and CCU concerning the merits and risks of investing in the Program and (ii) in making the decision to invest in Parent, you have relied solely upon independent investigations made by you.

Because there has not been any public market for Parent Class A common stock, the market price and trading volume of Parent Class A stock may be volatile, and holders of Parent may not be able to sell shares of Parent at or above $36.00 following the Merger.

As Parent is a newly formed corporation, neither Clear Channel nor Parent can predict the extent to which investor interest will lead to a liquid trading market in Parent Class A common stock or whether the market price of Parent Class A common stock will be volatile following the Merger. The market price of Parent Class A common stock could fluctuate significantly for many reasons. Following consummation of the Merger, it is anticipated that the shares of Parent Class A common stock will be quoted on the Over-the-Counter Bulletin Board; however, shares of Parent will not be listed on a national securities exchange. The lack of an active market may impair the ability of investors in Parent to sell their shares of Class A common stock at the time they wish to sell them or at a price that they consider reasonable. The lack of an active market may also reduce the fair market value of the shares of Parent Class A common stock.

The price of the Class A common stock traded in the public market on the date of purchase may be less than $36.00.

Depending on the date of your subscription, there may be a period of time between your irrevocable subscription and August 27, 2008, the date you become a holder of record of the Class A common shares. During this period, the price in the public market may decline, but the price of your shares will remain at $36.00.

Parent has the ability to terminate its Exchange Act reporting, if permitted by applicable law, two years after the completion of the merger.

Parent is obligated by the Merger Agreement to use its reasonable efforts to continue to be a reporting company under the Exchange Act, and to continue to file periodic reports (including annual and quarterly reports) for at least two years after the completion of the Merger. After such time, if Parent were to cease to be a reporting company under the Exchange Act, and to the extent not required in connection with any other debt or equity securities of Parent registered or required to be registered under the Exchange Act, the information now available to Parent shareholders in the annual, quarterly and other reports required to be filed by Parent with the SEC would not be available to them as a matter of right.

There is no assurance that you will ever receive cash dividends on Parent Class A common stock.

There is no guarantee that Parent will ever pay cash dividends on Parent Class A common stock. The terms of Parent's new debt arrangements are expected to restrict Parent’s ability to pay cash dividends on Parent Class A common stock. In addition to those restrictions, under Delaware law, Parent is permitted to pay cash dividends on its capital stock only out of its surplus, which in general terms means the excess of its net assets over the original aggregate par value of its stock. In the event Parent has no surplus, it is permitted to pay these cash dividends out of its net profits for the year in which the dividend is declared or in the immediately preceding year. Accordingly, there is no guarantee that, if Parent decides to pay cash dividends, Parent will be able to pay you cash dividends on the Class A common stock. Also, even Parent is not prohibited from paying cash dividends by the terms of its debt or by law, other factors such as the need to reinvest cash back into Parent’s operations may prompt Parent board of directors to elect not to pay cash dividends.

It is expected that CCU will be substantially leveraged.

In connection with the transactions contemplated by the Merger Agreement, CCU will incur significant indebtedness and will be highly leveraged, which will significantly affect its financial condition going forward. Such leverage may subject CCU and its subsidiaries to restrictive financial and operating covenants, which may impair the ability of CCU and its subsidiaries to finance their future operations and capital needs. As a result, CCU and its subsidiaries may have limited flexibility to respond to changing business and economic conditions and to business opportunities. A leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used. In addition, a leveraged capital structure will subject CCU to increased exposure to adverse economic factors such as a significant rise in interest rates, a severe downturn in the economy or deterioration in the condition of CCU or its industry. CCU’s debt service requirements may make it more difficult for it and its subsidiaries to satisfy their financial obligations. In the event that CCU is unable to generate sufficient cash flow to meet principal and interest payments on its indebtedness, the value of your investment in Parent could be significantly reduced or even eliminated.

Parent may issue additional shares of stock in the future, which would dilute your equity interest.

Parent reserves the right to issue additional shares of common or preferred stock, voting or non-voting, at any time in the future and for any price, whether as part of additional employee benefit programs, to third party investors or otherwise. Any issuance of additional stock would dilute the value of the shares of stock that you hold.

The Company is controlled by affiliates of the Majority Stockholders.

The Majority Stockholders hold or have the ability to control Parent’s outstanding voting stock. The Majority Stockholders generally have the ability to control the policies and operations of Parent and its subsidiaries. You should be aware that the interests of the Majority Stockholders may not in all cases be aligned with the interests of you and the other stockholders of Parent.

There are potential conflicts of interest involving the Majority Stockholders.

The Majority Stockholders are leaders in private equity, debt and capital markets investing. As a result, the Majority Stockholders are engaged in other businesses and have other interests. Accordingly, there are numerous perceived and actual conflicts of interest between the Majority Stockholders, on the one hand, and Parent, on the other. These are considerations of which potential you should be aware, as such conflicts could disadvantage Parent. Present and future activities of the Majority Stockholders in addition to those described in this risk factor may give rise to additional conflicts of interest.

The following discussion enumerates certain potential conflicts of interest that exist between the Majority Stockholders and Parent. Other actual or potential conflicts of interests may exist as of the date of this Memorandum or in the future. Dealing with conflicts of interest is inherently complex and difficult and new and different types of conflicts may subsequently arise. There can be no assurance that the Majority Stockholders will be able to resolve all conflicts in a manner that is favorable or neutral to Parent. By acquiring Class A common stock under the Program, you acknowledge and represent that you have carefully reviewed the language in this Memorandum related to conflicts of interest and understand and consent to the existence of actual or potential conflicts of interest relating to the Majority Stockholders including, without limitation, those described in this section, and to the operation of Parent subject to these conflicts. You should consider the potential divergences of interest discussed below.

Other Activities. Conflicts of interest may arise in allocating management time, services or functions among the Majority Stockholders, Parent and other entities for which employees of the Majority Stockholders provide services.

Management Fees. The Majority Stockholders may receive ongoing annual management fees from Parent in respect of the services they provide to Parent pursuant to a management services agreement. If they are paid, no such fees will be shared with Parent, CCU, or you. In addition, officers or employees of the Majority Stockholders may receive fees paid and granted for service on the boards of directors of Parent. None of these fees will be shared with you.

Investments in Competitors. The Majority Stockholders may invest in other businesses that compete with the Parent and its subsidiaries and affiliates.

Certain Service Providers and Expenses. Parent will bear out-of-pocket expenses incurred by it or on its behalf, including, but not limited to, all legal (including with respect to litigation, if any), accounting, tax, auditing, administrative, information technology and other systems, reporting and tax preparation fees and expenses, all custodian fees, travel expenses, taxes, printing expenses, interest on borrowed monies, brokers’ fees and commissions, costs and expenses relating to the transfer of Class A common stock (to the extent not paid by the transferor), and certain other expenses, in each case whether the services are performed by internal staff of the Majority Stockholders or by third parties. The Majority Stockholders may provide (or may establish an entity to provide) services to Parent. These services may include, among other items, fund accounting, legal, finance, portfolio management, asset and risk management, administration, due diligence, loan servicing, tax coordination, information technology, cash management and other services. Parent will be responsible for the fees and expenses associated with all of these services. Amounts paid to the Majority Stockholders by Parent with respect to all of these services are in addition to the annual management fees of the Majority Stockholders noted above.

There may be other material risks related to a direct investment in Parent.

This document does not contain all material information regarding Parent or all material risks related to a direct investment in Parent. There may be additional information available or previously provided to the Majority Stockholders or Parent or any of their respective affiliates that they have not reviewed or undertaken to review that is material or may in the future become material or that may make information otherwise contained in this document or any supplement hereto inaccurate or incomplete. It is possible that the Majority Stockholders and Parent or any of their respective affiliates is in possession of additional information not included in this document that may be deemed material by investors or may, after the date of this document, become material or be deemed material by investors. None of the Majority Stockholders or Parent has made, or expects to make, any of the foregoing information available to prospective investors in Parent. Moreover, each of them may be contractually prohibited from providing such information to prospective investors in Parent. Moreover, to the extent the Majority Stockholders or Parent or any of their respective advisors receive any such materials or findings, they disclaim any responsibility to review such materials or findings and they will not forward such materials or findings to prospective investors in Parent. Accordingly, prospective investors should conduct their own due diligence of Parent and are responsible for making their own assessment of the merits and risks of investing in Parent, including by performing their own legal, accounting and tax analysis of this offering.

Delivery of supplemental information may be incomplete.

Although additional information about Parent and the Investor Agreement may be provided to prospective investors in one or more supplements to this document, neither the Majority Stockholders nor Parent undertakes to update or revise the information contained herein, whether as a result of new information, future events or otherwise. Should any supplement to this document or any other additional information or documents be provided to prospective investors, such information may be provided shortly (e.g., in some cases, no more than 24 hours) before prospective investors are required to deliver their investment agreements. Such information or documents may be provided to prospective investors verbally or in writing, and may be transmitted via telephone, voicemail, email, facsimile, courier, mail or alternative method, in each case in the sole discretion of the Majority Stockholders or Parent. Prospective investors are on notice that such information or documents may be delivered to them at any time, and they will be responsible for promptly reviewing any such items.

C. CERTAIN INFORMATION CONCERNING THE COMPANY

The Company

For a general description of Parent and CCU, you should refer to the S-4 filed by Parent with the SEC, along with all other public filings.

Financial Statements

Please see the section “Where You Can Find More Information” below. The public filings of Parent and CCU include detailed financial statements and information, including their audited financial statements. The public filings of Parent and CCU also describe other risks related to holding securities of Parent, which are relevant to your decision as to whether to subscribe for Class A common stock of Parent.

D. DESCRIPTION OF THE PROGRAM

The following is a summary description of the Program. This summary is qualified in its entirety by the full text of the enclosed Investor Agreement.

Nature and Purpose

The purpose of the Program is to incentivize certain key employees of CCU or its subsidiaries and promote the growth and success of Parent, CCU and their subsidiaries by providing a method whereby eligible persons have a one-time opportunity to acquire a proprietary interest in Parent through the purchase of shares of Class A common stock.

Eligibility and Participation

Parent has determined which employees are eligible to participate in the Program. Participation in the Program is conditioned upon an eligible person's execution of the enclosed Investor Agreement. A description of the Program is provided below and is qualified entirely by the Investor Agreement.

Administration

The board of directors of Parent or a committee thereof (in either case, the “Committee”) will administer the Program. Subject to the express provisions of the Investor Agreement, the Committee has the authority to:

•	interpret and construe this Memorandum;

•	establish, amend and revoke rules and regulations for administering the Program;

•	determine the number of shares and purchase price for the Class A common stock sold under the Program; and

•	make all other determinations deemed necessary or advisable for administering the Program.

The Committee’s determination of these matters will be conclusive.

Acquisition of Common Stock

Eligible persons who are interested in acquiring shares of Class A common stock under the Program must forward to Parent a completed Investor Agreement, specifying the amount which the eligible person would like to invest to purchase shares under the Program, an executed Acceptance Form and payment for the shares the eligible person would like to purchase. In addition, you must also return a completed Form W-9 (or, if you are not a United States citizen and are otherwise ineligible to use Form W-9, Form W-8BEN).

The purchase price for shares of Class A common stock purchased under the Program must be paid by check or wire transfer of U.S. dollars or with such other payment as is acceptable to Parent. For U.S. participants, payment made by funds from an IRA or other similar retirement account will not be permitted. The commitment to purchase shares pursuant to the Investor Agreement must be for at least 100 shares, which is equal to a minimum commitment of $3,600 and may be for any amount in excess thereof, subject to Parent’s right to accept the subscription at its discretion or reduce the number of shares purchased to ensure that the aggregate number of shares does not exceed the number of shares authorized for sale under the program determined by the board of directors of Parent.

The documents described above must be sent to the Retirement Benefits Department at the address set forth below for receipt no later than 5:00 p.m. EST on August 27, 2008. You may submit these documents via email or fax; however, the original versions of any documents faxed or emailed must be received by the Parent at the address below no later than 5:00 p.m. EST on Wednesday, September 3, 2008. Payment for shares should be submitted as described in the “Basic Questions and Answers about the Program” under Section A above and in the Investor Agreement.

CC Media Holdings, Inc.

c/o Clear Channel Communications, Inc.

200 East Basse Road

San Antonio, TX 78209

Attention: Retirement Benefits Department

One-Time Offer

The Program is a one-time offer to purchase shares. The Program in no way provides a participant any future right to purchase shares.

Amendment and Termination

The board of directors of Parent may, at any time, suspend, amend or terminate the Program. After your Investor Agreement has been accepted and countersigned by Parent and the acquisition of your shares has become effective as provided above, no amendment or termination may alter or impair your rights with respect to shares previously purchased under the Program.

E. INVESTOR AGREEMENT AND RELATED MATTERS

All persons who decide to participate in the Program must sign and return the Investor Agreement. All shares sold under the Program will be subject to a lock-up provision, which means that in connection with a public offering, you will not be able to sell or transfer your shares for a period of time as described in the Investor Agreement. The lock-up provision appears in the Investor Agreement and you should review the specific terms of the Investor Agreement for more information.

F. INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

Parent files annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any document Parent files at the SEC’s public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Parent's SEC filings are also available to the public from the SEC’s web site at “http://www.sec.gov.”

The SEC allows Parent to “incorporate by reference” the documents it files with them, which means that it can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this Prospectus, and the information that Parent files later with the SEC will automatically update and supersede this information. On July 30, 2008 Parent filed a registration statement in accordance with SEC Form S-8, Part II with respect to shares of Company stock deliverable under the Program, which incorporated certain documents by reference. Those documents are incorporated by reference in this Prospectus as well. In addition, all documents filed by Parent under Sections 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934 after the date of this Prospectus and prior to the end of this offering are deemed incorporated in this Prospectus from the date of their filing.

You may obtain, without charge, copies of documents incorporated by reference in this document by requesting them in writing or by telephone from:

Retirement Benefits Department

CC Media Holdings, Inc.

c/o Clear Channel Communications, Inc.

200 East Basse

San Antonio, Texas 78209

(210) 832-3800

espp@clearchannel.com

NOTICES TO INVESTORS

NOTICE TO U.S. INVESTORS:

IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, NONE OF THE FOREGOING AUTHORITIES HAVE CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE APPLICABLE INVESTMENT AGREEMENTS, THE SECURITIES ACT, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR IN COMPLIANCE WITH AN EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME AND SHOULD BE CAPABLE OF WITHSTANDING A COMPLETE LOSS OF THEIR INVESTMENT.

THIS MEMORANDUM HAS BEEN PREPARED BY THE ISSUER SO THAT YOU MAY UNDERSTAND THE RISKS OF HOLDING THE SECURITIES DESCRIBED HEREIN. IN PARTICIPATING IN THE EQUITY SECURITIES, YOU MUST RELY ON YOUR OWN EXAMINATION OF THE ISSUER AND ITS SUBSIDIARIES, AND THE TERMS OF PARTICIPATION, INCLUDING THE MERITS AND RISKS INVOLVED. THE CONTENTS OF THIS MEMORANDUM ARE NOT TO BE CONSTRUED AS LEGAL, BUSINESS OR TAX ADVICE. YOU SHOULD CONSULT YOUR OWN ATTORNEY, BUSINESS ADVISOR OR TAX ADVISOR AS TO LEGAL, BUSINESS OR TAX ADVICE.

ANY INFORMATION PROVIDED HEREIN IS CONFIDENTIAL AND PROPRIETARY TO PARENT AND CCU, AND IS BEING PROVIDED TO YOU IN CONFIDENCE. THIS MEMORANDUM AND THE INFORMATION CONTAINED HEREIN ARE FOR THE EXCLUSIVE USE OF YOU AND OTHERS INVOLVED IN YOUR INVESTMENT DECISION FOR THE SOLE PURPOSE OF EVALUATING A PROSPECTIVE INVESTMENT IN THE EQUITY SECURITIES. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, YOU (AND YOUR REPRESENTATIVES OR OTHER AGENTS) MAY DISCLOSE TO ANY AND ALL PERSONS, WITHOUT LIMITATION OF ANY KIND, THE “TAX TREATMENT” AND “TAX STRUCTURE” (AS SUCH TERMS ARE DEFINED IN TREASURY REGULATION SECTION 1.6011-4) OF THE INVESTMENT DESCRIBED IN THIS MEMORANDUM.

NEITHER PARENT, CCU NOR ANY OF THEIR AFFILIATES NOR THEIR RESPECTIVE PARTNERS, OFFICERS, AGENTS, EMPLOYEES, ADVISERS OR REPRESENTATIVES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION CONTAINED IN THIS MEMORANDUM OR OTHERWISE PROVIDED OR MADE AVAILABLE TO YOU. NOTHING CONTAINED HEREIN OR IN ANY OTHER INFORMATION PROVIDED BY PARENT, CCU OR THEIR AFFILIATES IN CONNECTION WITH YOUR POTENTIAL INVESTMENT IN THE EQUITY SECURITIES IS A REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AT LAW OR IN EQUITY, OF PARENT, CCU OR THEIR AFFILIATES OR ANY OF THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AFFILIATES OR ADVISERS. NOTHING CONTAINED HEREIN OR IN ANY OTHER INFORMATION PROVIDED OR MADE AVAILABLE BY PARENT OR CCU IN CONNECTION WITH YOUR POTENTIAL INVESTMENT IN THE EQUITY SECURITIES SHALL FORM THE BASIS OF ANY CLAIM AGAINST PARENT, CCU, ANY OF THEIR AFFILIATES, OR ANY OF THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AFFILIATES OR ADVISERS WITH RESPECT THERETO OR WITH RESPECT TO ANY RELATED MATTER.

THERE IS NO ASSURANCE THAT PARENT OR CCU’S EXPECTATIONS WILL BE REALIZED. INFORMATION AS TO PROJECTED RETURNS WHICH MAY BE PROVIDED OR MADE AVAILABLE IS FOR ILLUSTRATIVE PURPOSES ONLY AND IS BASED ON ASSUMPTIONS, MANY OF WHICH ARE BEYOND THE CONTROL OF PARENT AND CCU. PARENT AND CCU ASSUME NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING INFORMATION CONTAINED OR REFERENCED IN THIS MEMORANDUM AND THE OTHER INFORMATION PREVIOUSLY PROVIDED OR MADE AVAILABLE TO YOU SHOULD CIRCUMSTANCES CHANGE, EXCEPT AS OTHERWISE REQUIRED BY SECURITIES AND OTHER APPLICABLE LAWS. ANY FORWARD-LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE MADE. YOU ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS.

THE INFORMATION CONTAINED HEREIN AND CERTAIN OTHER INFORMATION PROVIDED OR MADE AVAILABLE TO YOU MAY INCLUDE CERTAIN STATEMENTS AND ESTIMATES WITH RESPECT TO THE ANTICIPATED FUTURE PERFORMANCE OF PARENT, CCU, AND THEIR SUBSIDIARIES. THESE STATEMENTS AND ESTIMATES ARE BASED UPON VARIOUS ASSUMPTIONS THAT MAY NOT PROVE TO BE CORRECT. SUCH ASSUMPTIONS ARE INHERENTLY SUBJECT TO SIGNIFICANT UNCERTAINTIES AND CONTINGENCIES, MANY OF WHICH ARE BEYOND THE CONTROL OF PARENT, CCU AND THEIR SUBSIDIARIES. NO REPRESENTATION IS MADE, AND NO ASSURANCE CAN BE GIVEN, THAT PARENT, CCU OR THEIR SUBSIDIARIES CAN OR WILL ATTAIN SUCH RESULTS OR THAT ACTUAL RESULTS WILL NOT MATERIALLY DIFFER FROM THOSE STATEMENTS AND ESTIMATES.

AN INVESTMENT IN THE EQUITY SECURITIES INVOLVES A HIGH DEGREE OF RISK. BY INVESTING IN THE EQUITY SECURITIES, YOU ACKNOWLEDGE AND AGREE TO THE REPRESENTATIONS AND WARRANTIES AS SET FORTH IN THE INVESTMENT AGREEMENT THAT YOU MUST EXECUTE IN CONJUNCTION WITH AN INVESTMENT IN THE EQUITY SECURITIES.

THE INFORMATION CONTAINED HEREIN AND ANY OTHER INFORMATION PROVIDED OR MADE AVAILABLE DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY, NOR SHALL THERE BE ANY SALE OF, THE EQUITY SECURITIES IN ANY JURISDICTION WHERE, OR TO ANY PERSON TO WHOM, SUCH OFFER, SOLICITATION OR SALE IS UNLAWFUL.

THE INFORMATION CONTAINED HEREIN SHOULD BE CONSIDERED TOGETHER WITH THE OTHER INFORMATION PROVIDED OR MADE AVAILABLE TO YOU. THE INFORMATION CONTAINED HEREIN AND ANY OTHER INFORMATION PROVIDED OR MADE AVAILABLE TO YOU WAS PROVIDED FOR DILIGENCE PURPOSES AND DOES NOT PURPORT TO BE ALL-INCLUSIVE OR TO CONTAIN ALL THE INFORMATION THAT YOU MAY DESIRE IN INVESTIGATING PARENT, CCU, THEIR SUBSIDIARIES OR THE TERMS OF THE INVESTMENT. YOU MUST CONDUCT AND RELY ON YOUR OWN EXAMINATION OF PARENT, CCU, THEIR SUBSIDIARIES AND THE TERMS OF THE TRANSACTION, INCLUDING THE MERITS AND RISKS INVOLVED IN MAKING AN INVESTMENT DECISION WITH RESPECT TO THE EQUITY SECURITIES. CERTAIN PROVISIONS OF THE INVESTMENT AGREEMENTS AND OTHER DOCUMENTS ARE SUMMARIZED HEREIN BUT YOU SHOULD NOT ASSUME THAT THE SUMMARIES ARE COMPLETE. SUCH SUMMARIES ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO THE COMPLETE TEXT OF SUCH INVESTMENT AGREEMENTS AND OTHER DOCUMENTS. MOREOVER, THE FINAL TERMS AND CONDITIONS OF CERTAIN OF THESE

AGREEMENTS WILL BE SUBJECT TO NEGOTIATION AMONG PARENT, CCU AND THE PROSPECTIVE MANAGEMENT INVESTORS. NEITHER PARENT NOR CCU UNDERTAKES ANY OBLIGATION, AND EXPRESSLY DISCLAIMS ANY SUCH OBLIGATION, TO UPDATE THE DESCRIPTIONS OF ANY SUCH AGREEMENTS CONTAINED HEREIN AFTER THE DATE HEREOF AND YOU ARE URGED TO REVIEW THE FINAL TERMS OF ANY SUCH AGREEMENT.

YOU ARE NOT TO CONSTRUE ANY STATEMENTS MADE HEREIN OR OTHERWISE PROVIDED TO YOU AS LEGAL, TAX, FINANCIAL, INVESTMENT, ACCOUNTING OR OTHER ADVICE. PRIOR TO MAKING AN INVESTMENT DECISION REGARDING THE EQUITY SECURITIES, THIS ENTIRE MEMORANDUM AND ANY OTHER INFORMATION OTHERWISE PROVIDED OR MADE AVAILABLE TO YOU SHOULD BE REVIEWED CAREFULLY BY YOU AND YOUR LEGAL, TAX, FINANCIAL, INVESTMENT, ACCOUNTING OR OTHER ADVISERS.

EXCEPT AS OTHERWISE INDICATED, THIS MEMORANDUM SPEAKS AS OF THE DATE HEREOF. NEITHER THE DELIVERY OF THIS MEMORANDUM NOR ANY SALE OF THE EQUITY SECURITIES SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF PARENT, CCU OR THEIR SUBSIDIARIES AFTER THE DATE HEREOF.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE REPRESENTATIONS IN CONNECTION WITH THE OPPORTUNITY TO INVEST IN THE EQUITY SECURITIES OTHER THAN THE INFORMATION CONTAINED HEREIN (TOGETHER WITH THE OTHER INFORMATION PREVIOUSLY PROVIDED OR MADE AVAILABLE TO YOU AND OTHER SPECIFICALLY IDENTIFIED INFORMATION THAT MAY BE PROVIDED OR MADE AVAILABLE TO YOU).

ANY ADDITIONAL INFORMATION GIVEN BY PARENT, CCU OR THEIR SUBSIDIARIES AND ANY ADDITIONAL REPRESENTATIONS MADE BY PARENT, CCU OR THEIR SUBSIDIARIES IN CONNECTION WITH THE OPPORTUNITY TO INVEST IN THE EQUITY SECURITIES, ARE QUALIFIED IN THEIR ENTIRETY BY THE INFORMATION SET FORTH HEREIN.

THE SALE OF THE EQUITY SECURITIES IS SUBJECT TO THE PROVISIONS OF, AND IF YOU PURCHASE THE EQUITY SECURITIES YOU WILL BE REQUIRED TO EXECUTE, THE APPLICABLE INVESTMENT AGREEMENTS. ANY INVESTMENT IN THE EQUITY SECURITIES SHOULD BE MADE ONLY AFTER A COMPLETE AND THOROUGH REVIEW OF THE PROVISIONS OF THE APPLICABLE INVESTMENT AGREEMENTS. IN THE EVENT THAT ANY OF THE TERMS, CONDITIONS OR OTHER PROVISIONS OF THE APPLICABLE INVESTMENT AGREEMENTS IS INCONSISTENT WITH OR CONTRARY TO THE DESCRIPTION OR TERMS HEREIN, THE APPLICABLE INVESTMENT AGREEMENTS WILL CONTROL. THE SUMMARIES OF THE INVESTMENT AGREEMENTS THAT ARE INCLUDED HEREIN ARE BASED ON THE PRESENT TERMS OF SUCH AGREEMENTS OR THE TERMS OF SUCH AGREEMENTS THAT PARENT AND CCU EXPECT TO BE IN EXISTENCE AS OF THE CONSUMMATION OF THE INVESTMENT. PARENT AND CCU UNDERTAKE NO OBLIGATION, AND EXPRESSLY DISCLAIM ANY SUCH OBLIGATION, TO UPDATE THE DESCRIPTIONS OF ANY SUCH AGREEMENT CONTAINED HEREIN AFTER THE DATE HEREOF. IN ADDITION, CERTAIN MODIFICATIONS MAY BE MADE TO THE AGREEMENTS FOR DIFFERENT INVESTORS IN LIGHT OF LOCAL LAWS AND REGULATIONS.

INFORMATION PROVIDED HEREIN MAY BE SUPPLEMENTED FROM TIME TO TIME FOLLOWING DELIVERY TO PROVIDE YOU WITH ADDITIONAL INFORMATION IN CONNECTION WITH YOUR INVESTMENT IN THE EQUITY SECURITIES. ANY SUCH SUPPLEMENT WILL AMEND AND SUPERSEDE THE INFORMATION SET OUT HEREIN.

IN COMPLIANCE WITH INTERNAL REVENUE SERVICE CIRCULAR 230, PARENT AND CCU NOTIFIES YOU THAT THE DISCUSSION OF TAX MATTERS SET FORTH IN THIS MEMORANDUM WAS WRITTEN IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE MATTERS DESCRIBED IN THIS MEMORANDUM AND WAS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED BY ANY PERSON, FOR THE PURPOSES OF AVOIDING TAX-RELATED PENALTIES UNDER FEDERAL, STATE OR LOCAL TAX LAW. YOU SHOULD SEEK LEGAL, ACCOUNTING AND TAX ADVICE BASED ON YOUR PARTICULAR CIRCUMSTANCES FROM INDEPENDENT ADVISORS.

PARENT AND CCU HAVE PROVIDED THIS MEMORANDUM CONFIDENTIALLY TO YOU SO THAT YOU MAY CONSIDER EQUITY PARTICIPATION IN THE SECURITIES DESCRIBED HEREIN. PARENT HAVE NOT AUTHORIZED THE USE OF THIS MEMORANDUM FOR ANY OTHER PURPOSE. THIS MEMORANDUM MAY NOT BE COPIED OR REPRODUCED IN WHOLE OR IN PART. YOU MAY NOT DISTRIBUTE THIS MEMORANDUM OR DISCLOSE ITS CONTENTS, EXCEPT AS NECESSARY TO DISCUSS YOUR PARTICIPATION WITH YOUR LEGAL OR FINANCIAL ADVISORS. BY ACCEPTING DELIVERY OF THIS MEMORANDUM, YOU AGREE TO THESE RESTRICTIONS.

NOTICES TO ALL NON-U.S. RESIDENTS:

IT IS YOUR RESPONSIBILITY TO SATISFY YOURSELF AS TO THE FULL OBSERVANCE OF THE LAWS OF ANY RELEVANT TERRITORY OR JURISDICTION OUTSIDE THE UNITED STATES IN CONNECTION WITH ANY PURCHASE OF THE EQUITY SECURITIES YOU WISH TO MAKE, INCLUDING OBTAINING ANY REQUIRED GOVERNMENTAL OR OTHER CONSENTS OR OBSERVING ANY APPLICABLE FORMALITIES.

FOR RESIDENTS OF AUSTRALIA ONLY

THIS PROSPECTUS HAS BEEN ISSUED TO PRE-DETERMINED EMPLOYEES OF CLEAR CHANNEL COMMUNICATIONS, INC.. ONLY (“THE NAMED PERSON”) BY CC MEDIA HOLDINGS, INC. (“THE COMPANY”), A DELAWARE CORPORATION. THIS PROSPECTUS DOES NOT CONSTITUTE AN INVITATION TO APPLY FOR, OR OFFER OF, SECURITIES IN THE COMPANY (OR ANY OTHER ENTITY) TO ANY OTHER PERSON. THE INVITATION OR OFFER CONTAINED IN THIS PROSPECTUS MAY BE ACCEPTED ONLY BY THE NAMED PERSON.

THIS PROSPECTUS HAS NOT BEEN LODGED WITH THE AUSTRALIAN SECURITIES AND INVESTMENTS COMMISSION. THIS PROSPECTUS IS NOT REQUIRED TO, AND DOES NOT, CONTAIN ALL THE INFORMATION WHICH WOULD BE REQUIRED TO BE INCLUDED IN A PROSPECTUS OR OTHER DISCLOSURE DOCUMENT, OR A PRODUCT DISCLOSURE STATEMENT, UNDER THE AUSTRALIAN CORPORATIONS ACT 2001 (“THE CORPORATIONS ACT”).

SECONDARY SALE RESTRICTIONS

SECURITIES MUST NOT BE OFFERED FOR SALE, OR INVITATIONS FOR OFFERS TO PURCHASE SECURITIES ISSUED, UNLESS DISCLOSURE IS NOT REQUIRED UNDER PART 6D.2 OF THE CORPORATIONS ACT AND A PRODUCT DISCLOSURE STATEMENT IS NOT REQUIRED TO BE GIVEN UNDER PART 7.9 OF THE CORPORATIONS ACT.

APPLYING FOR SECURITIES

TO APPLY FOR SECURITIES PLEASE FOLLOW THE INSTRUCTIONS IN THE ACCOMPANYING OFFERING DOCUMENTATION . IF YOU ARE IN ANY DOUBT AS TO THE ACTION YOU SHOULD TAKE YOU SHOULD CONSIDER OBTAINING ADVICE FROM AN INDEPENDENT PERSON WHO IS LICENSED BY THE AUSTRALIAN SECURITIES AND INVESTMENTS COMMISSION TO GIVE SUCH ADVICE.

GENERAL

NO REPRESENTATION IS MADE OR WARRANTY GIVEN THAT THE PROSPECTUS IS A COMPLETE OR ACCURATE STATEMENT OF INFORMATION WHICH MAY BE NEEDED TO MAKE AN INVESTMENT DECISION. THE COMPANY DISCLAIMS, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ALL RESPONSIBILITY FOR LOSS OR DAMAGE WHICH MAY BE SUFFERED BY ANY PERSON DIRECTLY OR INDIRECTLY THROUGH RELYING UPON THIS PROSPECTUS, WHETHER THAT LOSS OR DAMAGE IS CAUSED BY ANY FAULT OR NEGLIGENCE ON THE PART OF THE COMPANY, OR OTHERWISE. THE RECIPIENT OF THIS PROSPECTUS SHOULD RELY UPON THEIR OWN INQUIRIES AND OBTAIN INDEPENDENT LEGAL, FINANCIAL AND TAXATION ADVICE RELEVANT TO PARTICIPATION IN A FOREIGN CORPORATION OF THE TYPE INVOLVED, PRIOR TO MAKING ANY INVESTMENT DECISION. NOTHING IN THE MEMORANDUM IS, OR MAY BE RELIED UPON AS, A PROMISE OR A REPRESENTATION OR A WARRANTY AS TO ANY FUTURE MATTER.

YOUR INVESTMENT IN THE COMPANY IS SUBJECT TO INVESTMENT AND OTHER RISKS, INCLUDING POSSIBLE DELAYS IN REPAYMENT AND LOSS OF INCOME AND PRINCIPAL INVESTED. THE COMPANY DOES NOT GUARANTEE ITS PERFORMANCE, THE REPAYMENT OF CAPITAL OR ANY PARTICULAR RATE OF RETURN. THE COMPANY IS NOT AN AUTHORISED DEPOSIT-TAKING INSTITUTION REGULATED BY THE AUSTRALIAN PRUDENTIAL REGULATION AUTHORITY. INVESTMENTS IN SHARES IN OR STOCK OF THE COMPANY DO NOT REPRESENT DEPOSITS WITH OR OTHER LIABILITIES OF THE COMPANY.

SECONDARY SALE RESTRICTIONS

SECURITIES MUST NOT BE OFFERED FOR SALE, OR INVITATIONS FOR OFFERS TO PURCHASE SECURITIES ISSUED, UNLESS DISCLOSURE IS NOT REQUIRED UNDER PART 6D.2 OF THE CORPORATIONS ACT AND A PRODUCT DISCLOSURE STATEMENT IS NOT REQUIRED TO BE GIVEN UNDER PART 7.9 OF THE CORPORATIONS ACT. FURTHER, SECURITIES MAY ONLY BE HELD BY WHOLESALE CLIENTS. OTHER RESTRICTIONS ON TRANSFERABILITY OF INTERESTS ARE DESCRIBED IN THE PROSPECTUS.

APPLYING FOR INTERESTS

TO APPLY FOR SECURITIES PLEASE FOLLOW THE INSTRUCTIONS IN THE OFFERING DOCUMENTATION .

GENERAL

NO REPRESENTATION IS MADE OR WARRANTY GIVEN THAT THE PROSPECTUS IS A COMPLETE OR ACCURATE STATEMENT OF INFORMATION WHICH MAY BE NEEDED TO MAKE AN INVESTMENT DECISION. THE SCHEME, THE COMPANY DISCLAIMS, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ALL RESPONSIBILITY FOR LOSS OR DAMAGE WHICH MAY BE SUFFERED BY ANY PERSON DIRECTLY OR INDIRECTLY THROUGH RELYING UPON THE PROSPECTUS, WHETHER THAT LOSS OR DAMAGE IS CAUSED BY ANY

FAULT OR NEGLIGENCE OF THE COMPANY, OR OTHERWISE. RECIPIENTS OF THE PROSPECTUS SHOULD RELY UPON THEIR OWN INQUIRIES AND OBTAIN INDEPENDENT LEGAL, FINANCIAL AND TAXATION ADVICE RELEVANT TO PARTICIPATION IN SUCH A SCHEME, PRIOR TO MAKING ANY INVESTMENT DECISION. NOTHING IN THE PROSPECTUS IS, OR MAY BE RELIED UPON AS, A PROMISE OR A REPRESENTATION OR A WARRANTY AS TO ANY FUTURE MATTER.

YOUR INVESTMENT IS SUBJECT TO INVESTMENT AND OTHER RISKS, INCLUDING POSSIBLE DELAYS IN REPAYMENT AND LOSS OF INCOME AND PRINCIPAL INVESTED. THE COMPANY DOES NOT GUARANTEE THE PERFORMANCE OF THE SCHEME, THE REPAYMENT OF CAPITAL OR ANY PARTICULAR RATE OF RETURN.

FOR RESIDENTS OF BELGIUM ONLY

THE SHARES OF THIS OFFERING HAVE NOT BEEN AND WILL NOT BE REGISTERED WITH THE BELGIAN BANKING, FINANCE AND INSURANCE COMMISSION (“COMMISSIE VOOR HET BANK-, FINANCIE- EN ASSURANTIEWEZEN” / “COMMISSION BANCAIRE, FINANCIÈRE ET DES ASSURANCES”) AS A FOREIGN COLLECTIVE INVESTMENT INSTITUTION UNDER ARTICLE 127 OF THE BELGIAN LAW OF 20 JULY 2004 ON CERTAIN FORMS OF COLLECTIVE MANAGEMENT OF INVESTMENT PORTFOLIOS. THE OFFERING IN BELGIUM HAS NOT BEEN AND WILL NOT BE NOTIFIED TO THE BELGIAN BANKING, FINANCE AND INSURANCE COMMISSION, NOR HAS THIS DOCUMENT BEEN NOR WILL IT BE APPROVED BY THE BELGIAN BANKING, FINANCE AND INSURANCE COMMISSION.

THIS OFFER IS BEING ADDRESSED TO FEWER THAN 100 NATURAL OR LEGAL PERSONS IN BELGIUM AND PURCHASE OF SHARES UNDER THIS OFFERING WILL EITHER BE RESTRICTED TO LESS THAN €100,000 OR EQUIVALENT IN RELEVANT FOREIGN CURRENCY FOR THE TOTAL OFFERING OR TO A MINIMUM INVESTMENT PER INVESTOR AND PER TRANSACTION OF AT LEAST €50,000 OR EQUIVALENT IN RELEVANT FOREIGN CURRENCY.

THIS DOCUMENT HAS BEEN ISSUED TO YOU FOR YOUR PERSONAL USE ONLY AND EXCLUSIVELY FOR THE PURPOSES OF THE OFFERING. ACCORDINGLY, THIS DOCUMENT MAY NOT BE USED FOR ANY OTHER PURPOSE NOR PASSED ON TO ANY OTHER PERSON IN BELGIUM.

FOR RESIDENTS OF BRAZIL ONLY

THE SECURITIES MAY NOT BE OFFERED OR SOLD TO THE PUBLIC IN BRAZIL. ACCORDINGLY, THE SECURITIES HAVE NOT BEEN AND WILL NOT BE REGISTERED WITH THE BRAZILIAN SECURITIES AND EXCHANGE COMMISSION (COMISSÃO DE VALORES MOBILIÁRIOS, THE “CVM”), NOR HAS IT BEEN SUBMITTED TO THE FOREGOING AGENCY FOR APPROVAL. DOCUMENTS RELATING TO THE SECURITIES, AS WELL AS THE INFORMATION CONTAINED THEREIN, MAY NOT BE SUPPLIED TO THE PUBLIC IN BRAZIL, AS THE OFFERING OF SECURITIES IS NOT A PUBLIC OFFERING OF SECURITIES IN BRAZIL, NOR USED IN CONNECTION WITH ANY OFFER FOR SUBSCRIPTION OR SALE OF SECURITIES TO THE PUBLIC IN BRAZIL. THE COMPANY ISSUING THE SECURITIES MAY BE ASKED BY THE INVESTOR TO COMPLY WITH PROCEDURAL REQUIREMENTS TO EVIDENCE PREVIOUS TITLE TO THE SECURITIES AND MAY BE SUBJECT TO BRAZILIAN TAX ON CAPITAL GAINS WHICH MAY BE WITHHELD FROM THE SALE PRICE. PERSONS WISHING TO OFFER OR ACQUIRE THE SECURITIES WITHIN BRAZIL SHOULD CONSULT WITH THEIR OWN COUNSEL AS TO THE APPLICABILITY OF THESE REGISTRATION REQUIREMENTS OR ANY EXEMPTION THEREFROM.

FOR RESIDENTS OF CANADA ONLY

THESE SECURITIES ARE ONLY BEING OFFERED TO PERSONS WHO ARE EMPLOYEES OF CLEAR CHANNEL COMMUNICATIONS, INC. THESE SECURITIES HAVE NOT BEEN AND WILL NOT BE QUALIFIED BY PROSPECTUS UNDER THE SECURITIES LAWS OF ANY PROVINCE OR TERRITORY OF CANADA, AND ARE BEING MADE AVAILABLE PURSUANT TO AN EXEMPTION FROM THE PROSPECTUS REQUIREMENTS OF CANADIAN SECURITIES LAWS. AS A RESULT, THESE SECURITIES WILL BE SUBJECT TO RESALE RESTRICTIONS UNDER CANADIAN SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT IN COMPLIANCE WITH THE PROSPECTUS REQUIREMENTS OF CANADIAN SECURITIES LAWS OR AN AVAILABLE EXEMPTION FROM THOSE REQUIREMENTS.

FOR RESIDENTS OF CHILE ONLY

THE SCHEME HAS NOT BEEN REGISTERED WITH THE SUPERINTENDENCIA DE VALORES Y SEGUROS IN CHILE AND MAY NOT BE OFFERED OR SOLD PUBLICLY IN CHILE. NO OFFER, SALES OR DELIVERIES OF THE SECURITY, OR DISTRIBUTION OF THE PROSPECTUS, MAY BE MADE IN OR FROM CHILE EXCEPT IN CIRCUMSTANCES WHICH WILL RESULT IN COMPLIANCE WITH ANY APPLICABLE CHILEAN LAWS AND REGULATIONS.

FOR RESIDENTS OF DENMARK ONLY

THIS PRIVATE PROSPECTUS DOES NOT CONSTITUTE A PUBLIC PROSPECTUS UNDER ANY DANISH LAWS OR REGULATIONS AND HAS NOT BEEN AND WILL NOT BE REGISTERED WITH OR APPROVED BY THE DANISH FINANCIAL SUPERVISORY AUTHORITY (FINANSTILSYNET) AS THIS PRIVATE PROSPECTUS HAS NOT BEEN PREPARED IN THE CONTEXT OF A PUBLIC OFFERING OF SECURITIES IN DENMARK WITHIN THE MEANING OF THE DANISH SECURITIES TRADING ACT (DANISH CONSOLIDATED ACT NO. 1077 OF 4 SEPTEMBER 2007 AS AMENDED) OR ANY EXECUTIVE ORDERS ISSUED IN CONNECTION THERETO. THIS PRIVATE PROSPECTUS HAS NOT AND WILL NOT BE OFFERED, SOLD OR DELIVERED DIRECTLY OR INDIRECTLY IN DENMARK BY WAY OF A PUBLIC OFFERING, EXCEPT TO LESS THAN 100 INDIVIDUALS OR LEGAL ENTITIES, WHO ARE NOT QUALIFIED INVESTORS OR OTHERWISE IN CIRCUMSTANCES WHICH WILL NOT RESULT IN THE OFFER OF THE SHARES BEING SUBJECT TO THE DANISH PUBLIC PROSPECTUS REQUIREMENTS OF PREPARING AND FILING A PUBLIC PROSPECTUS PURSUANT TO CHAPTER 6 OR 12 OF THE DANISH SECURITIES TRADING ACT (DANISH CONSOLIDATED ACT NO. 1077 OF 4 SEPTEMBER 2007 AS AMENDED), THE EXECUTIVE ORDER NO. 1232/2007 ON PUBLIC PROSPECTUSES FOR SECURITIES ADMITTED FOR TRADING ON A REGULATED MARKET AND PUBLIC OFFERS OF SECURITIES ABOVE EUR 2,500,000 AND EXECUTIVE ORDER NO. 1231/2007 ON PROSPECTUSES FOR PUBLIC OFFERS OF CERTAIN SECURITIES BETWEEN EUR 100,000 AND EUR 2,500,000.

FOR RESIDENTS OF FINLAND ONLY

THIS OFFERING OF SECURITIES IS TARGETED ONLY TO A LIMITED NUMBER OF EMPLOYEES AND DOES NOT CONSTITUTE A PUBLIC OFFERING OF THE SECURITIES IN THE COMPANY IN FINLAND. ACCORDINGLY, THIS PROSPECTUS HAS NOT BEEN SUBMITTED TO THE FINNISH FINANCIAL SUPERVISION AUTHORITY FOR APPROVAL. THIS PROSPECTUS MAY NOT BE USED FOR ANY PURPOSE OTHER THAN EVALUATING A POTENTIAL INVESTMENT IN THE SECURITIES OFFERED HEREUNDER. THE PROSPECTUS IS SUBMITTED TO A LIMITED NUMBER OF PREDESTINED EMPLOYEES AND MAY NOT BE RELEASED TO ANY OTHER PERSONS. NOTHING IN THIS MEMORANDUM MAY BE DEEMED TO CONSTITUTE ANY PROVISION OF INVESTMENT ADVICE.

FOR RESIDENTS OF FRANCE ONLY

PURCHASER OF SECURITIES SHOULD NOTE THAT NEITHER THIS PROSPECTUS NOR ANY OTHER OFFERING MATERIAL RELATING TO THE SECURITIES IN THE COMPANY (THE “SECURITIES”) DESCRIBED IN THIS PROSPECTUS HAVE BEEN PREPARED IN THE CONTEXT OF A PUBLIC OFFER OF SECURITIES IN THE REPUBLIC OF FRANCE WITHIN THE MEANING OF ARTICLE L.411-1 OF THE FRENCH “CODE MONÉTAIRE ET FINANCIER” AND ARTICLES 211-1 & SEQ. OF THE GENERAL REGULATIONS OF THE “AUTORITÉ DES MARCHÉS FINANCIERS” NOR HAVE BEEN OR WILL BE SUBMITTED TO THE APPLICABLE CLEARANCE PROCEDURES OF THE “AUTORITÉ DES MARCHÉS FINANCIERS”. THE SECURITIES HAVE NOT BEEN AND WILL NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, TO THE PUBLIC IN THE REPUBLIC OF FRANCE AND ANY OFFER, SALE OR OTHER TRANSFER OF THE SECURITIES IN THE REPUBLIC OF FRANCE WILL AND MAY BE MADE STRICTLY IN ACCORDANCE WITH ARTICLE L.411-2 OF THE FRENCH “CODE MONÉTAIRE ET FINANCIER”, AND ONLY:

(I) TO QUALIFIED INVESTORS (“INVESTISSEURS QUALIFIES”) ACTING FOR THEIR OWN ACCOUNT EXCEPT AS OTHERWISE STATED UNDER FRENCH LAWS AND REGULATIONS; AND/OR

(II) TO A RESTRICTED CIRCLE OF INVESTORS (“CERCLE RESTREINT D’INVESTISSEURS”) ACTING FOR THEIR OWN ACCOUNT, ALL AS DEFINED IN AND IN ACCORDANCE WITH ARTICLES L.411-2, D.411-1 TO D.411-4, D.734-1, D.744-1, D.754-1 AND D.764-1 OF THE FRENCH “CODE MONÉTAIRE ET FINANCIER”;

(III) TO PERSONS PROVIDING PORTFOLIO MANAGEMENT SERVICES ON A DISCRETIONARY BASIS (“PERSONNES FOURNISSANT LE SERVICE D’INVESTISSEMENT DE GESTION DE PORTEFEUILLE POUR COMPTE DE TIERS”) ; AND/OR

QUALIFIED INVESTORS WHO RECEIVE DOCUMENTS IN CONNECTION WITH THE OFFER OF THE SECURITIES AND IN A LANGUAGE OTHER THAN FRENCH SHALL NOT COMMUNICATE OR RELEASE IN ANY WAY THESE DOCUMENTS IN THE REPUBLIC OF FRANCE TO NON-QUALIFIED INVESTORS WITHOUT THE CONSENT OF THE ISSUER.

FOR RESIDENTS OF HONG KONG ONLY

WARNING: THIS PROSPECTUS HAS NOT BEEN AUTHORISED BY THE SECURITIES AND FUTURES COMMISSION IN HONG KONG NOR REVIEWED BY ANY REGULATORY AUTHORITY IN HONG KONG NOR HAS A COPY OF THIS PROSPECTUS BEEN REGISTERED BY THE REGISTRAR OF COMPANIES IN HONG KONG AND ACCORDINGLY, PARTICIPATING SHARES MAY NOT BE OFFERED OR SOLD IN HONG KONG BY MEANS OF THIS PROSPECTUS OR ANY OTHER DOCUMENT OTHER THAN IN CIRCUMSTANCES WHICH DO NOT CONSTITUTE AN OFFER TO THE PUBLIC FOR THE PURPOSES OF THE SECURITIES AND FUTURES ORDINANCE OF HONG KONG, OR WHICH DO NOT RESULT IN THIS PROSPECTUS OR OTHER DOCUMENT BEING A “PROSPECTUS” AS DEFINED IN THE COMPANIES ORDINANCE OF HONG KONG. NO PERSON MAY ISSUE, OR POSSESS FOR THE PURPOSE OF ISSUE, ANY ADVERTISEMENT, INVITATION OR DOCUMENT RELATING TO THE PARTICIPATING SHARES, WHETHER IN HONG KONG OR ELSEWHERE, WHICH IS DIRECTED AT, OR THE CONTENTS OF WHICH ARE LIKELY TO BE ACCESSED OR READ BY, THE PUBLIC OF HONG KONG (EXCEPT IF PERMITTED TO DO SO UNDER THE SECURITIES LAWS OF HONG KONG) OTHER THAN WITH RESPECT TO PARTICIPATING SHARES WHICH ARE OR INTENDED TO BE DISPOSED OF ONLY TO PERSONS OUTSIDE HONG KONG OR ONLY TO “PROFESSIONAL INVESTORS” AS DEFINED IN THE SFO AND ANY RULES MADE UNDER THE SFO. SUBSCRIPTION WILL NOT BE ACCEPTED FROM ANY PERSON OTHER THAN THE PERSON TO WHOM THIS MEMORANDUM HAS BEEN DELIVERED. THIS MEMORANDUM IS DELIVERED ONLY TO THE RECIPIENT AND MAY NOT BE USED, COPIED, REPRODUCED OR

DISTRIBUTED IN WHOLE OR IN PART, TO ANY OTHER PERSON (OTHER THAN PROFESSIONAL ADVISORS OF THE PROSPECTIVE INVESTOR RECEIVING THIS MEMORANDUM). YOU ARE ADVISED TO EXERCISE CAUTION IN RELATION TO THE OFFER. IF YOU ARE IN DOUBT ABOUT ANY OF THE CONTENTS OF THIS PROSPECTUS YOU SHOULD OBTAIN INDEPENDENT PROFESSIONAL ADVICE.

FOR RESIDENTS OF INDIA ONLY

THE DOCUMENTS ARE STRICTLY PRIVATE AND CONFIDENTIAL. THE DOCUMENTS ARE NOT A PUBLIC PROSPECTUS OR A STATEMENT IN RELATION TO A PUBLIC PROSPECTUS OR A PUBLIC OFFERING AND DOES NOT CONSTITUTE AN OFFER TO THE PUBLIC TO SUBSCRIBE FOR, OR OTHERWISE ACQUIRE, THE SHARES. THEY ARE INTENDED ONLY FOR THE PERSON TO WHOM IT IS ADDRESSED. PLEASE DO NOT CIRCULATE OR PASS THE DOCUMENTS TO ANY OTHER PERSON. IN ADDITION TO COMPLIANCE WITH US REGULATIONS, ANY OFFER OR ITS EXPENSE IS SUBJECT TO COMPLIANCE IN INDIA WITH APPLICABLE INDIAN LAW AND IN PARTICULAR THE PROVISIONS OF THE FOREIGN EXCHANGE MANAGEMENT ACT, 1999, THE SECURITIES AND EXCHANGE BOARD OF INDIA ACT, 1992 AND THE REGULATION, NOTIFICATIONS AND CIRCULARS ISSUED THERE UNDER.

FOR RESIDENTS OF IRELAND ONLY

THE COMPANY HAS NOT BEEN APPROVED BY, AND IS NOT REGULATED BY, THE IRISH FINANCIAL SERVICES REGULATORY AUTHORITY. THIS PROSPECTUS DOES NOT CONSTITUTE OR FORM PART OF ANY OFFER OR INVITATION TO THE PUBLIC TO SUBSCRIBE FOR OR PURCHASE SHARES IN THE COMPANY AND SHALL NOT BE CONSTRUED AS SUCH AND NO PERSON OTHER THAN THE PERSON TO WHOM THIS PRIVATE PROSPECTUS HAS BEEN ADDRESSED OR DELIVERED SHALL BE ELIGIBLE TO SUBSCRIBE FOR OR PURCHASE SHARES IN THE COMPANY. SHARES IN THE COMPANY SHALL NOT BE MARKETED IN IRELAND WITHOUT THE PRIOR APPROVAL IN WRITING OF THE IRISH FINANCIAL SERVICES REGULATORY AUTHORITY.

THE DOCUMENTS ARE STRICTLY PRIVATE AND CONFIDENTIAL AND SHOULD NOT BE DISSEMINATED OR CIRCULATED TO THE PUBLIC.

THE DOCUMENTS ARE DIRECTED SOLELY TO CERTAIN INDIVIDUALS TO WHOM THEY ARE ADDRESSED (THE “INVESTOR”). THE INVESTMENTS OR INVESTMENT ACTIVITIES TO WHICH THE DOCUMENTS REFER ARE THE SUBJECT OF A PRIVATE INVITATION MADE BY THE SCHEME TO THE INVESTOR (THE “OFFER”) AND ARE AVAILABLE SOLELY TO THE INVESTOR AND NO OTHER PERSON(S), DIRECTLY OR INDIRECTLY. OTHER THAN THE INVESTOR, THE SCHEME WILL NOT ENGAGE WITH ANY PERSON(S) IN RELATION TO THE DOCUMENTS. THE OFFER IS NOT AN OFFER TO THE PUBLIC WITHIN THE MEANING OF THE APPLICABLE LAWS OF IRELAND AND IN PARTICULAR SECTION 9(1)(B) OF THE UNIT TRUSTS ACT 1990 OR WITHIN THE MEANING OF REGULATION 2 OF PART I OF THE PROSPECTUS (DIRECTIVE 2003/71/EC) REGULATIONS 2005 (THE “DIRECTIVE”). THE DOCUMENTS HAVE NOT BEEN PREPARED IN ACCORDANCE WITH THE DIRECTIVE OR ANY MEASURES MADE UNDER THAT DIRECTIVE OR THE LAWS OF IRELAND OR OF ANY EU MEMBER STATE OR EEA TREATY ADHERENT STATE THAT IMPLEMENT THAT DIRECTIVE OR THOSE MEASURES. THEY HAVE NOT BEEN REVIEWED, APPROVED OR AUTHORIZED BY ANY REGULATORY AUTHORITY IN IRELAND, ANY OTHER EU MEMBER STATE OR ANY EEA TREATY ADHERENT STATE AND THEREFORE MAY NOT CONTAIN ALL THE INFORMATION REQUIRED WHERE A DOCUMENT IS PREPARED PURSUANT TO THE DIRECTIVE OR THOSE LAWS.

OTHER THAN THE INVESTOR, NO PERSON(S) SHOULD RELY ON THE DOCUMENTS OR TAKE ANY ACTION UPON THEM. IF YOU ARE NOT THE INTENDED RECIPIENT OF THE DOCUMENTS AND HAVE RECEIVED THEM IN ERROR YOU SHOULD RETURN THEM IMMEDIATELY. YOUR POSTAGE AND REASONABLE DELIVERY EXPENSES WILL BE REFUNDED.

THE SCHEME IS NOT SUPERVISED, APPROVED OR AUTHORIZED IN IRELAND BY THE IRISH FINANCIAL SERVICES REGULATORY AUTHORITY AND THE REGULATORY REQUIREMENTS WHICH IT IMPOSES ARE NOT APPLICABLE. THE SCHEME IS ESTABLISHED IN DELAWARE, UNITED STATES OF AMERICA AND IS GOVERNED UNDER THE LAWS OF THE STATE OF DELAWARE, UNITED STATES OF AMERICA.

POTENTIAL INVESTORS SHOULD CONSULT A STOCKBROKER, BANK MANAGER, SOLICITOR, ACCOUNTANT OR OTHER FINANCIAL ADVISER AND ARE RESPONSIBLE FOR INFORMING THEMSELVES AS TO THE POSSIBLE TAX CONSEQUENCES OF AN INVESTMENT.

THE SCHEME HAS NOT MADE AND WILL NOT MAKE AN OFFER OF SECURITIES TO THE PUBLIC IN IRELAND PRIOR TO THE PUBLICATION OF THE PROSPECTUS IN RELATION TO AN OFFER OF SECURITIES THAT HAS BEEN APPROVED BY THE IRISH FINANCIAL SERVICES REGULATORY AUTHORITY OR WHERE APPROPRIATE, APPROVED IN ANOTHER MEMBER STATE OF THE EUROPEAN UNION AND NOTIFIED TO THE IRISH FINANCIAL SERVICES REGULATORY AUTHORITY IN IRELAND, ALL IN ACCORDANCE WITH THE PROSPECTUS DIRECTIVE 2003/71/EC, THE IRISH PROSPECTUS (DIRECTIVE 2003/71/EC) REGULATIONS, 2005, AND THE INVESTMENT FUNDS, COMPANIES AND MISCELLANEOUS PROVISIONS ACT, 2005 AND ANY SUCH MARKETING IN IRELAND IS SUBJECT TO THE PRIOR APPROVAL OF THE IRISH FINANCIAL SERVICES REGULATORY AUTHORITY.

FOR RESIDENTS OF ITALY ONLY

IN ITALY THE OFFERING IS LIMITED TO LESS THAN 100 INVESTORS AND, THEREFORE, PURSUANT TO ARTICLE 100 OF THE LEGISLATIVE DECREE NO. 58 OF 24 FEBRUARY 1998 (THE “ITALIAN FINANCE ACT”) AND IN ACCORDANCE WITH COMMISIONE NAZIONALE PER LE SOCIETÀ E LA BORSA (“CONSOB”) REGULATION NO. 11971 OF 14 MAY 1999 THE OFFERING IS NOT SUBJECT TO ITALIAN LAW PROVISIONS ON SOLICITATION OF PUBLIC SAVINGS. THE OFFERING MUST BE MADE CARRIED OUT IN ACCORDANCE WITH ITALIAN LAW PROVISIONS ON “DOOR-TO-DOOR SELLING” AND/OR “DISTANCE MARKETING OF FINANCIAL PRODUCTS” SET FROTH IN THE ITALIAN FINANCE ACT AND CONSOB REGULATION NO. 16190 OF 29 OCTOBER 2007.

FOR RESIDENTS OF JAPAN ONLY

THIS SOLICITATION OF AN OFFER OF ACQUISITION RELATING TO ISSUANCE OF THE CLASS A COMMON STOCK IN CC MEDIA HOLDINGS, INC. (THE “STOCK”) FALLS WITHIN THE “SOLICITATION FOR SMALL NUMBER INVESTORS, ETC.,” AS DEFINED UNDER PARAGRAPH 3, ARTICLE 23-13 OF THE FINANCIAL INSTRUMENTS AND EXCHANGE LAW OF JAPAN (LAW NO. 25 OF 1948, AS AMENDED, THE “FIEL”); AND NO SECURITIES REGISTRATION STATEMENT, PURSUANT TO THE PROVISIONS OF PARAGRAPH 1 OF ARTICLE 4 OF THE FIEL, HAS BEEN FILED OR WILL BE FILED REGARDING THIS SOLICITATION OF AN OFFER. THE STOCK FALLS WITHIN THE SECURITIES SET FORTH IN ITEM 17, PARAGRAPH 1, ARTICLE 2 OF THE FIEL.

FOR RESIDENTS OF MEXICO ONLY

THE SECURITIES HAVE NOT BEEN AND ARE NOT INTENDED TO BE REGISTERED WITH THE NATIONAL REGISTRY OF SECURITIES (REGISTRO NACIONAL DE VALORES) MAINTAINED BY THE MEXICAN NATIONAL BANKING AND SECURITIES COMMISSION (COMISIÓN NACIONAL BANCARIA Y DE VALORES) AND MAY NOT BE OFFERED OR SOLD PUBLICLY IN MEXICO. THIS PROSPECTUS MAY NOT BE PUBLICLY DISTRIBUTED IN MEXICO. THE SECURITIES MAY BE OFFERED IN MEXICO TO EMPLOYEES OF CLEAR CHANNEL ON A PRIVATE PLACEMENT BASIS.

FOR RESIDENTS OF NORWAY ONLY

THIS MEMORANDUM HAS NOT BEEN PRODUCED IN ACCORDANCE WITH THE PROSPECTUS REQUIREMENTS LAID DOWN IN THE NORWEGIAN SECURITIES TRADING ACT 2007. THIS MEMORANDUM HAS NOT BEEN APPROVED OR DISAPPROVED BY, OR REGISTERED WITH THE OSLO STOCK EXCHANGE, THE NORWEGIAN FSA OR THE NORWEGIAN REGISTRY OF BUSINESS ENTERPRISES.

THIS MEMORANDUM IS ONLY AND EXCLUSIVELY ADDRESSED TO THE ADDRESSEES AND CAN NOT BE DISTRIBUTED, OFFERED OR PRESENTED, EITHER DIRECTLY OF INDIRECTLY TO OTHER PERSONS OR ENTITIES DOMICILED IN NORWAY.

FOR RESIDENTS OF PERU ONLY

THE SECURITIES HAVE NOT BEEN REGISTERED BEFORE COMISIÓN NACIONAL SUPERVISORA DE EMPRESAS Y VALORES (CONASEV) AND ARE BEING PLACED BY MEANS OF A PRIVATE OFFER. CONASEV HAS NOT REVIEWED THE INFORMATION PROVIDED TO THE INVESTOR.

THERE IS NO SPECIFIC LAW OR LEGAL MECHANISM THAT FORCES AN ISSUER OR OFFEROR TO DISCLOSE INFORMATION PRIOR OR AFTER THE PLACEMENT OR SALE OF THE INTEREST, UNLESS AN OFFERING MEMORANDUM OR SUBSCRIPTION BOOKLET STATES SO.

FOR RESIDENTS OF SPAIN ONLY

THE OFFER OF SECURITIES IN THE SCHEME DOES NOT CONSTITUTE A PUBLIC OFFERING IN SPAIN IN ACCORDANCE WITH SPANISH SECURITIES AND EXCHANGE ACT 24/1988, OF JULY 28, AND ROYAL DECREE 1310/2005, OF NOVEMBER 4. ACCORDINGLY, THE OFFER MATERIALS HAVE NOT BEEN AND WILL NOT BE REGISTERED WITH AND AUTHORISED BY THE SPANISH SECURITIES AND EXCHANGE COMMISSION (CNMV).

FOR RESIDENTS OF SWEDEN ONLY

THE SECURITIES OF THE SCHEME ARE BEING OFFERED TO A LIMITED NUMBER OF INVESTORS AND THEREFORE THIS MEMORANDUM HAS NOT BEEN, AND WILL NOT BE, REGISTERED WITH THE SWEDISH FINANCIAL SUPERVISORY AUTHORITY UNDER THE SWEDISH FINANCIAL INSTRUMENTS TRADING ACT (1991:980). ACCORDINGLY, THIS MEMORANDUM MAY NOT BE MADE AVAILABLE, NOR MAY THE SECURITIES OTHERWISE BE MARKETED AND OFFERED FOR SALE IN SWEDEN, OTHER THAN IN CIRCUMSTANCES WHICH ARE DEEMED NOT TO BE AN OFFER TO THE PUBLIC IN SWEDEN UNDER THE FINANCIAL INSTRUMENTS TRADING ACT.

FOR RESIDENTS OF TURKEY ONLY

NO INFORMATION IN THIS PROSPECTUS IS PROVIDED FOR THE PURPOSE OF OFFERING, MARKETING AND SALE BY ANY MEANS OF ANY CAPITAL MARKET INSTRUMENTS IN THE REPUBLIC OF TURKEY. THEREFORE, THIS DOCUMENT MAY NOT BE CONSIDERED AS AN OFFER MADE OR TO BE MADE TO RESIDENTS OF THE REPUBLIC OF TURKEY. THE OFFERED SECURITIES HAVE NOT BEEN AND WILL NOT BE REGISTERED WITH THE TURKISH CAPITAL MARKET BOARD (THE “CMB”) UNDER THE PROVISIONS OF THE CAPITAL MARKET LAW (LAW NO. 2499) (THE “CAPITAL MARKET LAW”). ACCORDINGLY NEITHER THIS PROSPECTUS NOR ANY OTHER OFFERING MATERIAL RELATED TO THE OFFERING MAY BE UTILIZED IN CONNECTION WITH ANY GENERAL OFFERING TO THE PUBLIC WITHIN THE REPUBLIC OF TURKEY WITHOUT THE PRIOR APPROVAL OF THE CMB. HOWEVER, ACCORDING TO ARTICLE 15 (D) (II) OF THE DECREE NO.32 THERE IS NO RESTRICTION ON THE PURCHASE OR SALE OF THE OFFERED SECURITIES BY RESIDENTS OF THE REPUBLIC OF TURKEY, PROVIDED THAT: THEY PURCHASE OR SELL SUCH OFFERED PRODUCTS IN THE FINANCIAL MARKETS OUTSIDE OF THE REPUBLIC OF TURKEY; AND SUCH SALE AND PURCHASE IS MADE THROUGH BANKS, AND/OR LICENSED BROKERAGE INSTITUTIONS IN THE REPUBLIC OF TURKEY.

FOR RESIDENTS OF THE UNITED KINGDOM ONLY

THIS PROSPECTUS DOES NOT CONSTITUTE OR FORM ANY PART OF ANY OFFER TO SELL OR AN INVITATION TO SUBSCRIBE FOR, UNDERWRITE OR PURCHASE ANY SHARES IN THE COMPANY. THIS PROSPECTUS WILL NOT FORM THE BASIS OR A PART OF, OR BE RELIED ON IN ANY WAY IN CONNECTION WITH, ANY INVESTMENT OR FINANCING DECISION OR ANY DECISION TO ENTER INTO ANY AGREEMENT FOR THE ACQUISITION OF ANY SHARES OR OTHER SECURITIES.

THIS PROSPECTUS IS DIRECTED ONLY AT PERSONS WHO ARE: ELIGIBLE EMPLOYEES FOR THE PURPOSES OF ARTICLE 60 OF THE FSMA 2000 (FINANCIAL PROMOTION) ORDER 2005 (“FPO”) AND (C) HIGH NET WORTH PERSONS FALLING WITHIN ARTICLE 49(2)(A) TO (D) OF THE FPO, (TOGETHER “ELIGIBLE RECIPIENTS”).

THIS PROSPECTUS IS EXEMPT FROM THE GENERAL RESTRICTION (IN SECTION 21 OF FSMA) ON THE COMMUNICATION OF INVITATIONS OR INDUCEMENTS TO ENGAGE IN INVESTMENT ACTIVITY, ON THE GROUNDS THAT IT IS DIRECTED OR MADE ONLY AT ELIGIBLE RECIPIENTS. PERSONS WITHIN THE UNITED KINGDOM WHO RECEIVE THIS PROSPECTUS (OTHER THAN ELIGIBLE RECIPIENTS) SHOULD NOT RELY OR ACT UPON THIS DOCUMENT.